Innovator Laddered Allocation Power Buffer ETF
Schedule of Investments
January 31, 2026 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Innovator U.S. Equity Power Buffer ETF - April (a)(b)	1,593,227	$62,805,008
Innovator U.S. Equity Power Buffer ETF - August (a)(b)	1,441,719	62,830,114
Innovator U.S. Equity Power Buffer ETF - December (a)(b)	1,454,895	63,549,813
Innovator U.S. Equity Power Buffer ETF - February (a)(b)(c)	1,541,351	63,549,902
Innovator U.S. Equity Power Buffer ETF - January (a)(b)(c)	1,334,243	63,256,461
Innovator U.S. Equity Power Buffer ETF - July (a)(b)	1,343,491	62,861,944
Innovator U.S. Equity Power Buffer ETF - June (a)(b)	1,486,964	62,660,663
Innovator U.S. Equity Power Buffer ETF - March (a)(b)	1,392,548	63,040,648
Innovator U.S. Equity Power Buffer ETF - May (a)(b)	1,572,849	62,615,119
Innovator U.S. Equity Power Buffer ETF - November (a)(b)	1,483,320	62,492,272
Innovator U.S. Equity Power Buffer ETF - October (a)(b)	1,422,509	62,896,235
Innovator U.S. Equity Power Buffer ETF - September (a)(b)	1,426,166	62,779,827
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $653,766,723)		755,338,006

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.6%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	4,705,900	4,705,900
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,705,900)		4,705,900

TOTAL INVESTMENTS - 100.5% (Cost $658,472,623)		760,043,906
Money Market Deposit Account - 0.1% (e)		924,182
Liabilities in Excess of Other Assets - (0.6)%		(4,761,420)
TOTAL NET ASSETS - 100.0%		$756,206,668

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $4,597,475.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Laddered Allocation Power Buffer ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$755,338,006	$–	$–	$755,338,006
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	4,705,900
Total Investments	$755,338,006	$–	$–	$760,043,906

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,705,900 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Affiliated Exchange Traded Funds	$755,338,006	99.9%
Investments Purchased with Proceeds from Securities Lending	4,705,900	0.6
Money Market Deposit Account	924,182	0.1
Liabilities in Excess of Other Assets	(4,761,420)	(0.6)
	$756,206,668	100.0%

Innovator Laddered Allocation Power Buffer ETF - Transactions with Affiliates
	Value as of October 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of January 31, 2026	Shares as of January 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Innovator U.S. Equity Power Buffer ETF - April	$61,026,637	$2,680,269	$(2,260,799)	$493,601	$865,300	$62,805,008	1,593,227	$–	$–
Innovator U.S. Equity Power Buffer ETF - August	61,209,706	2,684,115	(2,264,814)	659,967	541,140	62,830,114	1,441,719	–	–
Innovator U.S. Equity Power Buffer ETF - December	61,494,494	2,712,328	(2,283,399)	593,247	1,033,143	63,549,813	1,454,895	–	–
Innovator U.S. Equity Power Buffer ETF - February	61,259,751	2,696,829	(2,267,546)	578,698	1,282,170	63,549,902	1,541,351	–	–
Innovator U.S. Equity Power Buffer ETF - January	61,126,480	2,696,074	(2,268,564)	609,552	1,092,919	63,256,461	1,334,243	–	–
Innovator U.S. Equity Power Buffer ETF - July	61,203,151	2,684,808	(2,266,369)	677,671	562,683	62,861,944	1,343,491	–	–
Innovator U.S. Equity Power Buffer ETF - June	61,117,453	2,679,640	(2,258,664)	548,265	573,969	62,660,663	1,486,964	–	–
Innovator U.S. Equity Power Buffer ETF - March	61,169,349	2,689,642	(2,269,380)	579,930	871,107	63,040,648	1,392,548	–	–
Innovator U.S. Equity Power Buffer ETF - May	60,980,433	2,677,213	(2,252,445)	549,298	660,620	62,615,119	1,572,849	–	–
Innovator U.S. Equity Power Buffer ETF - November	61,089,900	2,671,740	(2,258,734)	496,390	492,976	62,492,272	1,483,320	–	–
Innovator U.S. Equity Power Buffer ETF - October	61,411,544	2,688,490	(2,267,858)	565,964	498,095	62,896,235	1,422,509	–	–
Innovator U.S. Equity Power Buffer ETF - September	61,201,008	2,683,597	(2,266,043)	627,467	533,798	62,779,827	1,426,166	–	–
	$–	$32,244,745	$(27,184,615)	$6,980,050	$9,007,920	$755,338,006	17,493,282	$–	$–